Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
24.	Subsequent Events

a)

In February 2015, Teekay LNG entered into an agreement with DSME for the construction of one additional 173,400 cbm MEGI LNG carrier newbuilding for a total fully built-up cost of approximately $225 million, with options to order up to four additional vessels. Teekay LNG intends to secure long-term contract employment for the ordered vessel prior to its scheduled delivery in the fourth quarter of 2018.

b)

In April 2015, Teekay Offshore issued 5.0 million 8.50% Series B Cumulative Redeemable Preferred Units in a public offering for net proceeds of $120.8 million. Teekay Offshore expects to use the net proceeds from the public for general partnership purposes, including the funding of newbuilding installments, capital conversion projects and the acquisitions of vessels that Teekay has offered or may offer to Teekay Offshore, which may include funding Teekay Offshore’s acquisition of the Knarr FPSO unit from Teekay.